Exhibit 99.1


                           CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief executive officer and as chief financial officer of MacroChem Corporation (the "Company"), do hereby certify that to the undersigned's knowledge:

1) the Company's Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Company's Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                   /s/ Robert J. DeLuccia
                                   --------------------------------
                                   Robert J. DeLuccia
                                   Interim President and Chief Executive Officer


                                    /s/ Bernard R. Patriacca
                                    --------------------------------
                                    Bernard R. Patriacca
                                    Vice President, Chief Financial Officer and
                                    Treasurer


Dated:  May 14, 2003
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